Exhibit 99.04

                                                     UNITED STATES BANKRUPTCY COURT
                                                           DISTRICT OF NEVADA

In re: Mid-Power Resource Corporation                               Case No.    BK-S 03-10877

                                                                    CHAPTER 11
                                                                    MONTHLY OPERATING REPORT
                                                                    (GENERAL BUSINESS CASE)


                                                      SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:   Jul-03                                       PETITION DATE:  01/24/03

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in  $1

2.   Asset and Liability Structure                               End of Current Month   End of Prior Month     As of Petition Filing
     a.  Current Assets                                                    $19,972             $38,873
     b.  Total Assets *                                                $32,326,679         $32,339,282                 $46,108,938
     c.  Current Liabilities                                               $17,365             $16,727                     $16,088
     d.  Total Liabilities                                              $1,756,032          $1,756,949                  $4,073,070

3.   Statement of Cash Receipts & Disbursements for Month         Current Month           Current Month                 Cumulative
                                                                                                                      (Case to Date)

     a.  Total Receipts                                                         $0                $238                     $58,646
     b.  Total Disbursements                                               $15,500              $9,726                     $52,147
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       ($15,500)            ($9,488)                     $6,499
     d.  Cash Balance Beginning of Month                                   $22,051             $35,198                         $51
     e.  Cash Balance End of Month (c + d)                                  $6,551             $25,710                      $6,550

                                                                  Current Month            Current Month                 Cumulative
                                                                                                                      (Case to Date)

4.   Profit/(Loss) from the Statement of Operations                       ($17,678)            ($9,792)               ($11,465,499)
5.   Account Receivables (Pre and Post Petition)                           $13,421             $13,163
6.   Post-Petition Liabilities                                             $17,365             $16,727
7.   Past Due Post-Petition Account Payables (over 30 days)                     $0                  $0

At the end of this reporting month:                                                                        Yes             No
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                   X
     course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.   Have any payments been made to professionals?  (if yes, attach listing including date of                              X
     payment, amount of payment and name of payee)
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                 X
     attach listing including date of payment, amount and reason for payment,  and name of payee)
12.  Is the estate insured for replacement cost of assets and for general liability?                        X
13.  Are a plan and disclosure statement on file?                                                                          X
14.  Was there any post-petition borrowing during this reporting period?                                                   X

15.  Check if paid: Post-petition taxes   X;            U.S. Trustee Quarterly Fees X; Check if filing is current for: Post-petition
     tax reporting and tax returns:       X.


(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  8/22/2003                                                    /s/ Mark Davis
       ---------------------                                     -------------------------------------------------------------------
                                                                 Responsible Individual
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
                                                     STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                  For the Period January 24 (bankruptcy filing) - July 31, 2003



                       Current Month
-------------------------------------------------------------
    Actual          Forecast       Variance                                                               Cumulative      Next Month
                                                                                                        (Case to Date)    Forecast
                                                       Revenues:
       $134             85             $49          1   Gross Sales                                          25,882             85
          -              -               -          2   less: Sales Returns & Allowances                          -              -
        134             85              49          3   Net Sales                                            25,882             85
          -                              -          4   less: Cost of Goods Sold (Sched. 'B')                     -
        134             85              49          5   Gross Profit                                         25,882             85
          -              -               -          6   Interest                                             67,558              -
          -              -               -          7   Other Income:                                             -              -
          -              -               -          8                                                             -              -
          -              -               -          9                                                             -              -
        134             85              49         10       Total Revenues                                   93,440             85
                                                          Expenses:
          -              -               -         11   Compensation to Owner(s)/Officer(s)                       -              -
          -              -               -     0%  12   Salaries                                                  -              -
          -              -               -     0%  13   Commissions                                               -              -
          -              -               -     0%  14   Contract Labor                                            -              -
          -              -               -     0%  15   Rent/Lease:                                               -              -
                                                            Personal Property
          -              -               -     0%  16       Real Property                                         -              -
        128             50             (78) -156%  17   Insurance                                               256             50
          -              -               -     0%  18   Management Fees                                           -              -
          -              -               -     0%  19   Depreciation and Depletion                           62,341              -
          -              -               -     0%  20   Taxes:                                                    -              -
                                                            Employer Payroll Taxes
          -              -               -     0%  21       Real Property Taxes                                   -              -
          -              -               -         22       Other Taxes                                           -              -
          -              -               -     0%  23   Other Selling                                             -              -
         45            100              55    55%  24   Other Administrative                                    800            100
          -            446             446   100%  25   Interest                                              1,986            436
                                         -     0%  26   Other Expenses:
      7,610          3,989          (3,621)  -91%  27 Production Expenses                                    38,907          3,989
     10,000         62,267          52,267    84%  28 Maintenance - Wells and Roads                          10,898        115,667
          -                              -     0%  29 Legal fees - Davis Lawsuit                              2,320              0
          -          4,000           4,000   100%  30 Ordinary Course Professionals                          13,550          4,000
          -              -               -     0%  31 Impairment Loss - Clear Creek                      11,426,647              -
                                         -     0%  32
                                         -     0%  33
                                         -     0%  34
     17,783         70,852          53,069         35       Total Expenses                               11,557,705        124,242
    (17,649)       (70,767)         53,118         36 Subtotal                                          (11,464,265)      (124,157)
          -                              -         37 Reorganization Items:                                    (172)
                                                        Professional Fees
                                         -         38   Provisions for Rejected Executory Contracts
                                         -         39   Interest Earned on Accumulated Cash from
                                                        Resulting Chp 11 Case
                                         -         40   Gain or (Loss) from Sale of Equipment
          -              -               -         41   U.S. Trustee Quarterly Fees                            (750)             -
        (29)                            29         42   Other                                                  (312)
        (29)             -             (29)        43        Total Reorganization Items                      (1,234)             -
    (17,678)       (70,767)         53,089         44  Net Profit (Loss) Before Federal & State Taxes   (11,465,499)      (124,157)
                                         -         45   Federal & State Income Taxes
   ($17,678)       (70,767)        $53,089         46 Net Profit (Loss)                                ($11,465,499)      (124,157)


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

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                         MID-POWER RESOURCE CORPORATION
                                   BK-S-10877
                        For the Month Ended July 31, 2003


STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 17 - Insurance
This represents auto insurance. Higher costs than budgeted.

Line 24 - Other Administrative
Amounts fluctuate on a monthly basis.

Line 27 - Production Expenses
There was additional production expenses incurred that was not budgeted.

Line 28 - Maintenance Expense
Minimal maintenance was performed during period.

Line 30 - Ordinary Course Professionals
No consultants used on Clear Creek property than was budgeted.

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
                                                          BALANCE SHEET
                                                     (General Business Case)
                                                  For the Month Ended 07/31/03

    Assets
                                                                                From Schedules       Market Value
         Current Assets
 1            Cash and cash equivalents - unrestricted                                                      6,551
 2            Cash and cash equivalents - restricted                                                           $0
 3            Accounts receivable (net)                                                A                  $13,421
 4            Inventory                                                                B                       $0
 5            Prepaid expenses                                                                                 $0
 6            Professional retainers                                                                           $0
 7            Other:
 8
 9                    Total Current Assets                                                                $19,972
         Property and Equipment (Market Value)
10            Real property                                                            C                       $0
11            Machinery and equipment                                                  D                       $0
12            Furniture and fixtures                                                   D                       $0
13            Office equipment                                                         D                       $0
14            Leasehold improvements                                                   D                       $0
15            Vehicles                                                                 D                  $57,320
16            Other:                                                                   D
17                                                                                     D
18                                                                                     D
19                                                                                     D
20                                                                                     D
21                    Total Property and Equipment                                                        $57,320

         Other Assets
22            Loans to shareholders                                                                             -
23            Loans to affiliates
24            Deposits with federal and state agencies                                                   $170,000
25            Investment in oil and gas partnerships and joint ventures                                29,757,187
26            Investment in Sunray Petroleum at original cost                     Footnote 1             $632,638
27            Notes and interest receivable from Sunray Petroleum                 Footnote 1            1,689,562

28                    Total Other Assets                                                              $32,249,387
29                    Total Assets                                                                    $32,326,679

    NOTE:

    See footnotes following this balance sheet.


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
                                                   Liabilities and Equity
                                                   (General Business Case)

    Liabilities From Schedules
         Post-Petition
              Current Liabilities
30                    Salaries and wages                                                                       $0
31                    Payroll taxes                                                                            $0
32                    Real and personal property taxes                                                         $0
33                    Income taxes                                                                             $0
34                    Sales taxes                                                                              $0
35                    Notes payable (short term)                                                               $0
36                    Accounts payable (trade)                                         A                   $3,422
37                    Real property lease arrearage                                                            $0
38                    Personal property lease arrearage                                                        $0
39                    Accrued professional fees                                                             3,666
40                    Current portion of long-term post-petition debt (due within 12 months)                4,223
41                    Other:      Note payable to Mid-Power Service Corp.                                   5,804
42                    Accrued U.S. Trustee fees                                                               250
43
44                    Total Current Liabilities                                                           $17,365
45            Long-Term Post-Petition Debt, Net of Current Portion
46                    Total Post-Petition Liabilities                                                     $17,365
         Pre-Petition Liabilities (allowed amount)
47                    Secured claims                                                   F                  $60,270
48                    Priority unsecured claims                                        F                       $0
49                    General unsecured claims                                         F               $1,678,397
50                    Total Pre-Petition Liabilities                                                   $1,738,667
51                    Total Liabilities                                                                $1,756,032
    Equity (Deficit)
52            Retained Earnings/(Deficit) at time of filing                                           ($1,461,332)
53            Capital Stock
                 issued and outstanding                                                                        $1
54            Additional paid-in capital                                                              $43,497,198
55            Cumulative profit/(loss) since filing of case                                          ($11,465,499)
56            Post-petition contributions/(distributions) or (draws)                                           $0
57
58            Market value adjustment                                                                         279
59                    Total Equity (Deficit)                                                          $30,570,647
60  Total Liabilities and Equity (Deficit)                                                            $32,326,679

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                         Mid-Power Resource Corporation
                                  BK-S 03-10877
                         Footnotes to the Balance Sheet
                               As Of July 31, 2003


Footnote 1

Management's belief is that the original investment in Sunray Petroleum, a wholly owned subsidiary, reflects the market value of this asset. In addition, it believes that the notes and interest receivable are fully recoverable. The application of generally accepted accounting procedures might provide different results.


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
                                                        SCHEDULES TO THE BALANCE SHEET
                                                           (General Business Case)

                                                                  Schedule A
                                                    Accounts Receivable and (Net) Payable


Receivables and Payables Agings                              Accounts Receivable      Accounts Payable          Past Due
                                                           [Pre and Post Petition]     [Post Petition]     Post Petition Debt
     0 -30 Days                                                               $258               3,422
     31-60 Days                                                                 $0
     61-90 Days                                                                 $0                                          $0
     91+ Days                                                              $13,163
     Total accounts receivable/payable                                     $13,421              $3,422
     Allowance for doubtful accounts
     Accounts receivable (net)                                             $13,421


                                                                  Schedule B
                                                         Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                        Cost of Goods Sold
                                                 Inventory(ies)           Inventory Beginning of Month                    $ -
                                                   Balance at
                                                  End of Month
                                                                          Add -
     Retail/Restaurants -                                                   Net purchase
       Product for resale                                                   Direct labor
                                                                            Manufacturing overhead

     Distribution -                                                         Freight in
       Products for resale                                                  Other:

     Manufacturer -
       Raw Materials

       Work-in-progress                                                   Less -

       Finished goods                                                       Inventory End of Month                         $0

                                                                              Shrinkage

     Other - Explain                                              $0        Personal Use

     Tubing
                                                                          Cost of Goods Sold                               $0

         TOTAL                                                    $0


     Method of Inventory Control                                          Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used
                Yes  [ ]      No  [x]

     How often do you take a complete physical inventory?                 Valuation methods -
                                                                              FIFO cost                                x
       Weekly                                                                 LIFO cost
       Monthly                                                                Lower of cost or market
       Quarterly                                                              Retail method
       Semi-annually                                                          Other
       Annually                                                                 Explain

Date of last physical inventory was ________________________________

Date of next physical inventory is _________________________________

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
                                                           Schedule C
                                                          Real Property
Description                                                                                   Cost              Market Value
       Total                                                                                       $0                   $0

                                                           Schedule D
                                                    Other Depreciable Assets
Description                                                                                   Cost                Market Value
Machinery & Equipment -
                                                                                                   $0                   $0

       Total                                                                                       $0                   $0

Furniture & Fixtures -


       Total                                                                                       $0                   $0

Office Equipment -

       Total                                                                                       $0                   $0

Leasehold Improvements -


       Total                                                                                       $0                   $0

Vehicles -
       2001 GMC Sierra - 2, net of depreciation; market value = Kelley Blue Book              $57,041              $57,320

       Total                                                                                  $57,041              $57,320

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
                                                               Schedule E
                                                      Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)

Taxes Payable                                0-30 Days         31-60 Days         61-90 Days        91+ Days            Total
Federal
        Income Tax Withholding                                                                                             $0
        FICA - Employee                                                                                                    $0
        FICA - Employer                                                                                                    $0
        Unemployment (FUTA)                                                                                                $0
        Income                                                                                                             $0
        Other (Attach List)                                                                                                $0
Total Federal Taxes                                $0                 $0                $0              $0                 $0

State and Local
        Income Tax Withholding                                                                                             $0
        Unemployment (UT)                                                                                                  $0
        Disability Insurance (DI)                                                                                          $0
        Empl. Training Tax (ETT) $0
        Sales                                                                                                              $0
        Excise                                                                                                             $0
        Real property                                                                                                      $0
        Personal property                                                                                                  $0
        Income                                                                                                             $0
        Other (Attach List)                                                                                                $0
Total State & Local Taxes                          $0                 $0                $0              $0                 $0

Total Taxes                                        $0                 $0                $0              $0                 $0


                                                               Schedule F
                                                        Pre-Petition Liabilities

List Total Claims For Each Classification -                                               Claimed             Allowed
                                                                                          Amount             Amount (b)
        Secured claims  (a)                                                                    60,270          60,270
        Priority claims other than taxes                                                           $0              $0
        Priority tax claims
        General unsecured claims                                                            1,678,397      $1,678,397

        (a)      List total amount of claims even it under secured.
        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                             Schedule G
                                      Rental Income Information
                              Not applicable to General Business Cases

                                                    Schedule H
                                   Recapitulation of Funds Held at End of Month

                                                 Account 1          Account 2         Account 3        Account 4
Bank                                           Wells Fargo
Account Type                                   Checking
Account No.                                    100-9350446
Account Purpose                                Checking
Balance, End of Month                               6,551
Total Funds on Hand for all Accounts               $6,551


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

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
                                          STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                        Increase/(Decrease) in Cash and Cash Equivalents
                                                  For the Month Ended 07/31/03



                                                                                         Actual                     Cumulative
                                                                                     Current Month                (Case to Date)
     Cash Receipts
1           Rent/Leases Collected                                                             $0                             -
2           Cash Received from Sales                                                          $0                        48,620
3           Interest Received                                                                 $0                             -
4           Borrowings                                                                        $0                         4,223
5           Funds from Shareholders, Partners, or Other Insiders                              $0                         5,804
6           Capital Contributions                                                             $0                             -
7                                                                                                                           $0
8                                                                                                                           $0
9                                                                                                                           $0
10                                                                                                                          $0
11                                                                                                                          $0

12               Total Cash Receipts                                                          $0                       $58,646

     Cash Disbursements
13          Payments for Inventory                                                             0                             0
14          Selling                                                                           $0                             -
15          Administrative                                                                  $173                         1,056
16          Capital Expenditures                                                              $0                             -
17          Principal Payments on Debt                                                       $29                         5,124
18          Interest Paid                                                                     $0                         1,902
            Rent/Lease:
19               Personal Property                                                            $0                             -
20               Real Property                                                                $0                             -
            Amount Paid to Owner(s)/Officer(s)                                                                               0
21               Salaries                                                                     $0                             -
22               Draws                                                                        $0                             -
23               Commissions/Royalties                                                        $0                             -
24               Expense Reimbursements                                                       $0                             -
25               Other                                                                        $0                             -
26          Salaries/Commissions (less employee withholding)                                  $0                             -
27          Management Fees                                                                   $0                            $0

            Taxes:
28               Employee Withholding                                                         $0                            $0
29               Employer Payroll Taxes                                                       $0                            $0
30               Real Property Taxes                                                          $0                             -
31               Other Taxes                                                                  $0                             -
32          Other Cash Outflows:
33               Production Expenses                                                      $5,048                        32,998
34               Maintenance Expenses                                                    $10,000                        10,284
35                                                                                            $0
36               U.S. Trustee                                                               $250                           500
37               Other Reorganization Expenses                                                $0                           283
38               Total Cash Disbursements:                                               $15,500                       $52,147
39   Net Increase (Decrease) in Cash                                                    ($15,500)                       $6,499
40   Cash Balance, Beginning of Period                                                   $22,051                           $52
41   Cash Balance, End of Period                                                          $6,551                        $6,551

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